18. INCOME TAXES - Deferred tax assets (Details) (USD $)	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
Income Taxes - Deferred Tax Assets Details
U.S. operations loss carry forward at statutory rate of 34%	$ (6,154,986)	$ (4,137,426)
Foreign net operating loss carryforwards	0	0
Total	(6,154,986)	(4,137,426)
Less Valuation Allowance	6,154,986	4,137,426
Net Deferred Tax Assets	0	0
Change in Valuation allowance	$ 6,154,986	$ 4,137,426